SonicShares Global Shipping ETF

Schedule of Investments

December 31, 2024 (Unaudited)

COMMON STOCKS - 96.7%	Shares	Value
Storage-Warehousing - 0.3%
Inui Global Logistics Co. Ltd.	9,302	$100,324

Transportation - 96.4%(a)
2020 Bulkers Ltd.	8,218	89,724
AP Moller - Maersk AS - Class B	975	1,611,777
Ardmore Shipping Corp.	14,892	180,938
Avance Gas Holding Ltd. (Acquired 12/15/2023 – 06/27/2024; Cost $351,777) (b)(c)	28,690	206,636
COSCO SHIPPING Energy Transportation Co. Ltd. - Class H	467,265	374,151
COSCO SHIPPING Holdings Co. Ltd. - Class H	960,365	1,582,486
Costamare, Inc.	42,637	547,885
d'Amico International Shipping SA	44,147	184,228
Danaos Corp.	6,881	550,962
DHT Holdings, Inc.	57,466	533,859
Dorian LPG Ltd.	15,234	371,253
Euroseas Ltd.	2,496	90,355
FLEX LNG Ltd.	18,956	425,274
Frontline PLC	85,258	1,209,811
Genco Shipping & Trading Ltd.	15,218	212,139
Global Ship Lease, Inc. - Class A	12,549	273,945
Golden Ocean Group Ltd.	71,955	630,894
Hafnia Ltd.	256,397	1,371,457
Hapag-Lloyd AG (Acquired 02/15/2022 – 06/27/2024; Cost $936,994) (c)	5,346	849,187
Heung-A Shipping Co. Ltd. (d)	85,647	93,551
HMM Co. Ltd.	130,632	1,567,069
Hoegh Autoliners ASA	119,040	1,186,485
International Seaways, Inc.	17,508	629,238
Kawasaki Kisen Kaisha Ltd.	122,083	1,751,312
Matson, Inc. (b)	11,022	1,486,207
Mitsui OSK Lines Ltd.	48,926	1,714,714
MPC Container Ships ASA	160,101	292,224
Navigator Holdings Ltd.	24,719	379,437
Nordic American Tankers Ltd.	74,312	185,780
NS United Kaiun Kaisha Ltd.	8,456	218,179
Okeanis Eco Tankers Corp. (Acquired 12/16/2022 – 06/27/2024; Cost $300,178) (c)	11,658	237,115
Orient Overseas International Ltd.	139,908	2,073,058
Pacific Basin Shipping Ltd.	1,944,916	410,618
Pan Ocean Co. Ltd.	190,432	426,876
Pangaea Logistics Solutions Ltd.	16,693	89,474
Safe Bulkers, Inc.	38,000	135,660
Scorpio Tankers, Inc.	27,117	1,347,444
SFL Corp. Ltd.	51,858	529,989
SITC International Holdings Co. Ltd.	650,561	1,733,612
Star Bulk Carriers Corp.	42,291	632,250
Stolt-Nielsen Ltd.	19,779	503,298
Teekay Corp. Ltd.	32,685	226,507
Teekay Tankers Ltd.	10,567	420,461
TORM PLC - Class A	35,615	684,447
Tsakos Energy Navigation Ltd.	10,501	182,087
Wallenius Wilhelmsen ASA	144,635	1,190,715
ZIM Integrated Shipping Services Ltd.	65,163	1,399,050
		33,023,818
TOTAL COMMON STOCKS (Cost $33,641,897)		33,124,142

SHORT-TERM INVESTMENTS - 4.8%
Investments Purchased with Proceeds from Securities Lending - 4.8%
Mount Vernon Liquid Assets Portfolio, LLC, 4.58% (e)	1,633,695	1,633,695
TOTAL SHORT-TERM INVESTMENTS (Cost $1,633,695)		1,633,695

TOTAL INVESTMENTS - 101.5% (Cost $35,275,592)	34,757,837
Liabilities in Excess of Other Assets - (1.5)%	(525,073)
TOTAL NET ASSETS - 100.0%	$34,232,764
two	–%
Percentages are stated as a percent of net assets.	–%
ASA - Advanced Subscription Agreement
PLC - Public Limited Company

(a)	To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.
(b)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $1,584,632 which represented 4.6% of net assets.
(c)	Security considered restricted. The total market value of these securities was $1,292,938 which represented 3.8% of the Fund’s net assets.
(d)	Non-income producing security.
(e)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

SonicShares Global Shipping ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$33,124,142	$—	$—	$33,124,142
Investments Purchased with Proceeds from Securities Lending(a)	—	—	—	1,633,695
Total Investments	$33,124,142	$—	$—	$34,757,837

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,633,695 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.